UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2011

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary

To Our Shareholders—November 14, 2011

This report provides management’s discussion of performance for the Intermediate Duration Institutional Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund II, Inc. for the annual reporting period ended September 30, 2011.

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser, the “Adviser”, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (“ABS”), mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed income, U.S. dollar-denominated foreign securities, in each case in developed or emerging market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the six-month period ended September 30, 2011, and outperformed for the 12-month period. For both periods, the Portfolio outperformed the Lipper Intermediate Investment Grade Debt Funds Average (the Lipper Average is a comparison to peers of similarly managed funds). For the 12-month period, the Portfolio’s sector allocation was modestly positive as an overweight to commercial mortgage-backed securities (“CMBS”), agencies and exposure to bank loans contributed positively to relative performance. Partially offsetting these positives were the Portfolio’s underweight to Treasury and agency mortgage-backed securities, as well as an overweight to investment-grade corporates. Overall security selection within high yield corporate and agency mortgage holdings also detracted. As risk aversion increased during the six-month reporting period, the Portfolio’s underweight to Treasuries and overweight to nongovernment sectors were significant detractors. Investment grade corporate and mortgage-backed security selection also detracted.

The Portfolio’s overall yield curve positioning (the maturity distribution of the Portfolio), specifically an overweight to the intermediate part of the yield curve where yields declined most, was a significant positive contributor for both periods. The Portfolio utilized derivative instruments, including Treasury futures for hedging purposes, and interest rate swaps, in order to manage duration and yield curve positioning. The Portfolio also utilized currency forwards for hedging purposes, resulting in no material impact on the Portfolio. Credit default swaps, held as a hedge against the Portfolio’s cash position, were a slight detractor for both periods.

Market Review & Investment Strategy

The global economic recovery that was underway early in the 12-month period slowed in the second half, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the natural disaster in Japan and a spike in commodity prices, particularly oil, all provided headwinds for the global economy. Late in the period, renewed fears of a double-dip recession roiled the global capital markets, driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. This mounting fear and uncertainty led to a spike in financial market volatility.

Fixed income markets generally posted solid positive absolute returns for the 12-month period. Nongovernment sectors outperformed in the first six months, with most global governments rallying toward the end of period as risk aversion

(Portfolio Manager Commentaries continued on next page)

2011 Annual Report	1

Portfolio Manager Commentary (continued)

set in and investors preferred safety. During four of the final six months of the reporting period, fixed income markets posted positive returns as investors shunned equities, as represented by the benchmark.

For the 12 month period, agency mortgage-backed securities, investment grade corporates, CMBS and ABS all provided solid positive returns. Mortgage-backed securities were supported by government purchases, while CMBS benefited from a stabilization of property fundamentals and investor appetite for yield. Corporate securities were helped by strong revenue and earnings growth. U.S. Treasury securities, which were in negative territory early in the period, rallied strongly in response to increased global uncertainties to post positive returns for the annual period.

Over the past several months, the U.S. Investment Grade: Core Fixed Income Team (the “Team”) has reduced risk in the Portfolio, moving closer to the benchmark as global uncertainties have risen. There is still a modest overweight investment grade corporates and CMBS. Fundamentals in the corporate sector remain positive. Profitability reached record levels, and with near-record amounts of cash on hand, U.S. corporations have strong balance sheets. The Portfolio’s corporate positions are well-diversified in order to mitigate idiosyncratic risk. Portfolio duration is being kept close to neutral and a concentration in intermediate-maturity securities is being maintained, where the steepness in yield curves is most extreme. As risk aversion abates and markets stabilize, the Team will be ready to move quickly to seize potential opportunities.

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Intermediate Investment Grade Debt Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Intermediate Investment Grade Debt Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: Changes in interest rates may affect the value of the Portfolio’s investments in fixed income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline.

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty.

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside, or posted to cover or secure derivatives positions, may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

(Historical Performance continued on next page)

2011 Annual Report	3

Historical Performance (continued from previous page)

Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Market Risk: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

The Portfolio’s risks are fully discussed in its prospectus.

An Important Note About Historical Performance

The performance shown on page 5 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Historical Performance (continued from previous page)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2011	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio	5.01%	5.30%	6.75%	5.92%	May 17, 2002
Barclays Capital U.S. Aggregate Bond Index	6.20%	5.26%	6.53%	5.84%
Lipper Intermediate Investment Grade Debt Funds Average	3.82%	3.77%	5.64%	5.22%

Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002; chart shows growth starting on May 31, 2002.

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper Average from the first month-end after the Portfolio’s inception date through September 30, 2011.

Portfolio Summary—September 30, 2011 (Unaudited)

Intermediate Duration Institutional
Security Type Breakdown**

**	All data are as of September 30, 2011. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivatives instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2011 Annual Report	5

Fund Expenses—September 30, 2011 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2011	ENDING ACCOUNT VALUE SEPTEMBER 30, 2011	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,050.10	$2.31	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

6	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2011

Principal Amount (000)			U.S. $ Value

GOVERNMENTS—TREASURIES–26.6%
United States–26.6%
U.S. Treasury Bonds
4.50%, 2/15/36	U.S.$	18,016	$23,327,909
4.625%, 2/15/40		27,895	37,274,694
5.375%, 2/15/31		6,905	9,713,395
U.S. Treasury Notes
1.00%, 8/31/16		110,780	111,056,950
1.50%, 6/30/16		33,130	34,043,725
2.625%, 4/30/16–11/15/20		85,465	91,514,534
3.625%, 2/15/20		12,035	13,892,903

Total Governments—Treasuries (cost $299,617,848)			320,824,110

MORTGAGE PASS-THROUGH’S–23.9%
Agency Fixed Rate 30-Year–19.9%
Federal Home Loan Mortgage Corp. Gold
4.50%, 10/01/39–12/01/39		24,140	25,569,032
5.50%, 4/01/38		12,423	13,449,961
Series 2005
5.50%, 1/01/35		41	44,229
Series 2007
5.50%, 7/01/35		2,010	2,186,995
Federal National Mortgage Association
3.50%, TBA		17,190	17,654,666
4.00%, TBA		37,935	39,760,622
4.00%, 1/01/41		5,359	5,622,219
5.50%, 6/01/38		12,281	13,343,931
6.00%, 11/01/37–4/01/40		24,508	26,895,310
Series 2003
5.00%, 11/01/33		4,140	4,465,495
5.50%, 4/01/33–7/01/33		7,075	7,715,386
Series 2004
5.50%, 4/01/34–11/01/34		6,173	6,730,793
6.00%, 9/01/34		561	619,949
Series 2005
4.50%, 6/01/35–9/01/35		8,320	8,867,004
5.50%, 2/01/35		6,573	7,167,231
6.00%, 4/01/35		3,251	3,594,260
Series 2006
5.00%, 2/01/36		11,784	12,704,961
5.50%, 4/01/36		1,700	1,851,577
6.00%, 11/01/36		20	22,472
Series 2007
4.50%, 9/01/35		5,601	5,977,986
5.00%, 11/01/35–7/01/36		122	132,016
5.50%, 5/01/36–8/01/37		589	642,246
Series 2008
5.50%, 12/01/35–5/01/38		11,480	12,494,792
6.00%, 3/01/37–5/01/38		16,687	18,357,796
Principal Amount (000)			U.S. $ Value

Series 2010
6.00%, 4/01/40	U.S.$	4,406	$4,834,039

			240,704,968

Agency Fixed Rate 15-Year–2.4%
Federal National Mortgage Association
4.50%, 12/01/13–7/01/26		18,949	20,174,970
4.50%, TBA		7,740	8,240,681
Series 2008
4.50%, 5/01/23		46	48,841

			28,464,492

Agency ARMs–1.6%
Federal Home Loan Mortgage Corp.
2.467%, 4/01/35(a)		2,556	2,692,452
Series 2005
2.62%, 5/01/35(a)		1,309	1,380,597
Series 2008
4.438%, 11/01/37(b)		751	790,438
Federal National Mortgage Association
3.923%, 10/01/37(b)		3,188	3,364,712
4.977%, 10/01/39(b)		2,639	2,767,912
5.087%, 8/01/38(a)		2,948	3,083,723
Series 2003
2.685%, 12/01/33(b)		1,110	1,171,304
Series 2006
2.109%, 3/01/36(b)		841	869,152
2.301%, 2/01/36(b)		1,112	1,173,602
Series 2007
2.462%, 3/01/34(b)		984	1,035,125
5.771%, 3/01/37(b)		8	8,602
5.942%, 2/01/37(a)		6	6,400
Series 2009
2.565%, 5/01/38(a)		1,308	1,383,600

			19,727,619

Total Mortgage Pass-Through’s (cost $279,817,172)			288,897,079

CORPORATES—INVESTMENT GRADES–21.3%
Financial Institutions–9.3%
Banking–4.9%
Bank of America Corp.
7.625%, 6/01/19		1,560	1,638,651
Series L
5.65%, 5/01/18		2,560	2,430,804
BankAmerica Capital II Series 2 8.00%, 12/15/26		1,350	1,255,500
Bear Stearns Cos. LLC (The)
5.30%, 10/30/15		55	59,377
5.55%, 1/22/17		2,670	2,794,489
5.70%, 11/15/14		3,120	3,364,674
Citigroup, Inc.
4.75%, 5/19/15		1,120	1,147,712
5.30%, 1/07/16		20	20,786

2011 Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

5.50%, 4/11/13	U.S.$	1,285	$1,322,555
6.50%, 8/19/13		105	110,491
8.50%, 5/22/19		2,895	3,496,639
Compass Bank 5.50%, 4/01/20		3,394	3,331,364
Countrywide Financial Corp. 6.25%, 5/15/16		1,140	1,006,085
Goldman Sachs Group, Inc. (The)
3.625%, 8/01/12		250	253,462
4.75%, 7/15/13		125	128,636
5.125%, 1/15/15		60	61,943
5.25%, 7/27/21		706	696,480
5.35%, 1/15/16		250	258,678
6.00%, 6/15/20		2,535	2,607,666
7.50%, 2/15/19		2,030	2,265,316
JP Morgan Chase Capital XVIII Series R 6.95%, 8/17/36		200	199,507
JPMorgan Chase & Co.
0.404%, 11/01/12(a)		100	99,741
3.70%, 1/20/15		250	256,165
Macquarie Group Ltd. 4.875%, 8/10/17(c)		2,905	2,863,906
Merrill Lynch & Co., Inc.
6.05%, 5/16/16		879	791,043
6.11%, 1/29/37		125	96,854
Morgan Stanley
5.30%, 3/01/13		160	161,336
5.50%, 7/24/20		3,150	2,853,009
6.625%, 4/01/18		2,115	2,098,211
National Capital Trust II 5.486%, 3/23/15(c)		705	620,890
Nationwide Building Society 6.25%, 2/25/20(c)		2,855	2,877,352
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		85	79,149
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,280	2,253,928
Santander US Debt SA Unipersonal 2.991%, 10/07/13(c)		2,800	2,691,125
Shinhan Bank 4.125%, 10/04/16(c)		2,240	2,182,719
Societe Generale SA
2.50%, 1/15/14(c)		1,355	1,260,368
5.20%, 4/15/21(c)		1,365	1,185,194
SouthTrust Corp. 5.80%, 6/15/14		15	15,975
UFJ Finance Aruba AEC 6.75%, 7/15/13		520	558,791
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		1,300	1,002,596
Union Bank NA 5.95%, 5/11/16		3,040	3,347,286
Wachovia Bank NA 5.60%, 3/15/16		150	163,710
Wachovia Corp. 5.50%, 5/01/13		2,760	2,932,922

			58,843,085

	Principal Amount (000)		U.S. $ Value

Brokerage–0.3%
Jefferies Group, Inc.
5.125%, 4/13/18	U.S.$	1,721	$1,611,724
6.875%, 4/15/21		1,098	1,140,456

			2,752,180

Finance–0.8%
General Electric Capital Corp.
4.80%, 5/01/13		5,675	5,959,953
5.375%, 10/20/16		200	219,146
5.625%, 5/01/18		115	125,717
Series A
4.375%, 11/21/11		19	19,082
5.00%, 6/27/18–6/30/18		225	224,682
5.50%, 12/18/18		200	199,045
6.90%, 9/15/15		200	227,786
HSBC Finance Corp. 6.676%, 1/15/21(c)		111	109,093
SLM Corp. Series A 5.375%, 1/15/13–5/15/14		2,853	2,818,873

			9,903,377

Insurance–2.7%
Aegon NV 4.75%, 6/01/13		426	444,661
Allied World Assurance Co. Ltd. 7.50%, 8/01/16		805	914,243
Allstate Corp. (The) 6.125%, 5/15/37		2,421	2,175,874
American International Group, Inc. 6.40%, 12/15/20		1,295	1,319,333
Assurant, Inc. 5.625%, 2/15/14		755	790,775
Coventry Health Care, Inc.
5.95%, 3/15/17		575	644,331
6.125%, 1/15/15		220	243,489
6.30%, 8/15/14		1,765	1,935,275
Genworth Financial, Inc. 6.515%, 5/22/18		2,700	2,371,453
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		1,255	1,655,128
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		545	548,244
5.50%, 3/30/20		2,562	2,497,986
6.10%, 10/01/41		120	104,520
Humana, Inc.
6.30%, 8/01/18		1,205	1,370,661
6.45%, 6/01/16		265	299,906
7.20%, 6/15/18		615	728,423
Lincoln National Corp. 8.75%, 7/01/19		718	851,023
Markel Corp. 7.125%, 9/30/19		1,336	1,513,705
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		1,385	2,085,473

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Metlife Capital Trust IV 7.875%, 12/15/37(c)	U.S.$	1,065	$1,049,025
MetLife, Inc.
4.75%, 2/08/21		350	364,235
5.00%, 6/15/15		100	109,552
7.717%, 2/15/19		482	590,816
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		2,295	2,673,597
Principal Financial Group, Inc. 7.875%, 5/15/14		2,010	2,283,115
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		1,405	1,269,992
XL Group PLC
5.25%, 9/15/14		1,690	1,759,626
6.25%, 5/15/27		135	138,379

			32,732,840

Other Finance–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		1,035	999,557
ORIX Corp. 4.71%, 4/27/15		2,648	2,745,539

			3,745,096

REITS–0.3%
ERP Operating LP 5.25%, 9/15/14		140	150,952
HCP, Inc. 5.375%, 2/01/21		1,871	1,877,244
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		1,629	1,683,000

			3,711,196

			111,687,774

Industrial–9.1%
Basic–1.2%
Anglo American Capital PLC 9.375%, 4/08/19(c)		1,585	2,099,144
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		1,660	1,626,337
ArcelorMittal 6.125%, 6/01/18		2,840	2,741,653
Arcelormittal USA, Inc. 6.50%, 4/15/14		1,110	1,185,215
Dow Chemical Co. (The)
7.375%, 11/01/29		180	226,732
7.60%, 5/15/14		1,422	1,615,068
8.55%, 5/15/19		730	935,101
International Paper Co. 7.95%, 6/15/18		1,530	1,767,193
Packaging Corp. of America 5.75%, 8/01/13		910	971,515
PPG Industries, Inc. 5.75%, 3/15/13		1,103	1,174,494
	Principal Amount (000)		U.S. $ Value

Teck Resources Ltd. 6.00%, 8/15/40	U.S.$	168	$172,905

			14,515,357

Capital Goods–0.5%
General Electric Co. 5.25%, 12/06/17		250	277,766
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		251	266,396
Owens Corning 6.50%, 12/01/16		1,812	1,954,671
Republic Services, Inc.
5.25%, 11/15/21		983	1,101,873
5.50%, 9/15/19		1,413	1,612,965
United Technologies Corp. 8.75%, 3/01/21		175	249,787

			5,463,458

Communications—Media–1.8%
CBS Corp.
5.625%, 8/15/12		19	19,671
5.75%, 4/15/20		1,565	1,724,755
8.875%, 5/15/19		1,002	1,279,714
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,220	1,760,280
Comcast Corp. 5.15%, 3/01/20		2,260	2,550,855
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.60%, 2/15/21		710	729,104
4.75%, 10/01/14		1,030	1,115,901
News America, Inc.
6.55%, 3/15/33		825	895,012
9.25%, 2/01/13		1,410	1,540,245
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,438	3,112,095
TCI Communications, Inc. 7.875%, 2/15/26		120	154,923
Time Warner Cable, Inc. 7.50%, 4/01/14		1,200	1,357,334
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,620	3,354,755
WPP Finance UK 8.00%, 9/15/14		2,350	2,659,688

			22,254,332

Communications—Telecommunications–1.1%
American Tower Corp. 5.05%, 9/01/20		2,335	2,330,251
AT&T Corp. 8.00%, 11/15/31		370	516,224
AT&T, Inc. 4.45%, 5/15/21		1,364	1,463,400
BellSouth Telecommunications, Inc. 7.00%, 10/01/25		150	179,458
Embarq Corp. 7.082%, 6/01/16		1,182	1,223,564

2011 Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

New Cingular Wireless, Services Inc. 8.75%, 3/01/31	U.S.$	5	$7,475
Pacific Bell Telephone Co. 6.625%, 10/15/34		150	156,000
Telecom Italia Capital SA
6.175%, 6/18/14		2,260	2,249,062
6.375%, 11/15/33		315	269,483
7.175%, 6/18/19		995	997,585
United States Cellular Corp. 6.70%, 12/15/33		3,090	3,107,390
Verizon Communications, Inc. 5.55%, 2/15/16		150	171,132

			12,671,024

Consumer Cyclical—Automotive–0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,973	2,151,602

Consumer Cyclical—Entertainment–0.6%
Time Warner, Inc.
4.70%, 1/15/21		1,180	1,233,372
7.625%, 4/15/31		125	156,031
Turner Broadcasting System, Inc. 8.375%, 7/01/13		2,314	2,571,770
Viacom, Inc. 5.625%, 9/15/19		2,370	2,673,156

			6,634,329

Consumer Cyclical—Other–0.2%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		2,601	2,703,539

Consumer Cyclical—Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		1,165	1,417,069

Consumer Non-Cyclical–1.0%
Ahold Finance USA LLC 6.875%, 5/01/29		2,480	3,172,329
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		1,186	1,232,599
5.875%, 5/15/13		1,865	1,957,862
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		2,525	2,698,922
Delhaize Group SA 5.875%, 2/01/14		625	681,039
Fortune Brands, Inc. 3.00%, 6/01/12		1,450	1,458,362
Johnson & Johnson 6.95%, 9/01/29		150	216,142
PepsiCo, Inc./NC 5.00%, 6/01/18		200	232,098
Tyson Foods, Inc. 6.85%, 4/01/16		15	16,313
Whirlpool Corp. 8.60%, 5/01/14		285	325,067

			11,990,733

Principal Amount (000)			U.S. $ Value

Energy–1.1%
Anadarko Petroleum Corp.
5.95%, 9/15/16	U.S.$	1,033	$1,129,894
6.45%, 9/15/36		784	829,307
ConocoPhillips Holding Co. 6.95%, 4/15/29		5	6,657
Hess Corp.
7.875%, 10/01/29		291	391,600
8.125%, 2/15/19		148	190,759
Marathon Petroleum Corp.
3.50%, 3/01/16(c)		369	380,433
5.125%, 3/01/21(c)		627	652,947
Nabors Industries, Inc. 9.25%, 1/15/19		2,525	3,194,163
Noble Energy, Inc. 8.25%, 3/01/19		2,433	3,194,456
Noble Holding International Ltd. 4.90%, 8/01/20		207	222,668
Valero Energy Corp. 6.125%, 2/01/20		1,164	1,291,617
Weatherford International Ltd./Bermuda
6.00%, 3/15/18		179	198,000
9.625%, 3/01/19		1,165	1,505,196

			13,187,697

Other Industrial–0.2%
Noble Group Ltd. 6.75%, 1/29/20(c)		2,687	2,364,560

Technology–0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20		417	449,894
Computer Sciences Corp. 5.50%, 3/15/13		1,560	1,633,823
Motorola Solutions, Inc. 7.50%, 5/15/25		260	304,470
Xerox Corp. 8.25%, 5/15/14		2,025	2,305,434

			4,693,621

Transportation—Airlines–0.2%
Southwest Airlines Co.
5.25%, 10/01/14		1,335	1,431,403
5.75%, 12/15/16		890	986,625

			2,418,028

Transportation—Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		445	528,128

Transportation—Services–0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		2,795	2,764,225
Con-way, Inc. 6.70%, 5/01/34		1,865	1,822,502

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Ryder System, Inc. 5.85%, 11/01/16	U.S.$		745	$859,806
7.20%, 9/01/15			727	864,136

				6,310,669

				109,304,146

Utility–2.2%
Electric–1.3%
Alabama Power Co. Series 07A 5.55%, 2/01/17			150	173,082
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)			1,315	1,403,891
Ameren Corp. 8.875%, 5/15/14			1,445	1,634,484
Constellation Energy Group, Inc. 5.15%, 12/01/20			2,215	2,258,917
Enersis SA 7.375%, 1/15/14			70	76,279
FirstEnergy Corp.
Series B
6.45%, 11/15/11			246	247,340
Series C
7.375%, 11/15/31			1,723	2,125,050
Nisource Finance Corp. 6.80%, 1/15/19			2,840	3,312,622
Pacific Gas & Electric Co. 6.05%, 3/01/34			5	5,968
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)			1,180	1,265,375
TECO Finance, Inc.
4.00%, 3/15/16			595	627,234
5.15%, 3/15/20			730	801,820
Union Electric Co. 6.70%, 2/01/19			260	319,387
Wisconsin Energy Corp. 6.25%, 5/15/67			1,279	1,277,401

				15,528,850

Natural Gas–0.9%
DCP Midstream LLC 5.35%, 3/15/20(c)			609	641,605
Energy Transfer Partners LP
6.125%, 2/15/17			135	146,959
6.625%, 10/15/36			130	133,622
6.70%, 7/01/18			775	867,461
7.50%, 7/01/38			1,820	1,975,727
EQT Corp. 8.125%, 6/01/19			1,353	1,640,376
Kinder Morgan Energy Partners LP 4.15%, 3/01/22			1,117	1,103,178
TransCanada PipeLines Ltd. 6.35%, 5/15/67			2,725	2,713,296
	Principal Amount (000)			U.S. $ Value

Williams Partners LP 5.25%, 3/15/20		U.S.$	1,971	$2,120,000

				11,342,224

				26,871,074

Non Corporate Sectors–0.7%
Agencies—Not Government Guaranteed–0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(c)			981	1,135,508
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)			2,655	2,674,912
MDC-GMTN B.V. 3.75%, 4/20/16(c)			2,835	2,937,906
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20			2,165	2,247,270

				8,995,596

Total Corporates—Investment Grades (cost $242,392,957)				256,858,590

AGENCIES–9.1%
Agency Debentures–9.1%
Federal Farm Credit Bank 0.236%, 11/13/12(a)			2,400	2,400,811
0.261%, 9/20/12(a)			2,900	2,901,720
0.269%, 9/29/14(a)			2,565	2,560,427
Federal National Mortgage Association 0.254%, 11/23/12(a)			45,985	45,984,848
0.26%, 9/17/12(a)			3,725	3,727,194
4.375%, 10/15/15			2,055	2,330,801
6.25%, 5/15/29			8,866	12,571,811
6.625%, 11/15/30			10,340	15,367,535
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			26,105	21,610,554

Total Agencies (cost $102,080,973)				109,455,701

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.8%
Non-Agency Fixed Rate CMBS–2.7%
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.903%, 9/11/38			1,505	1,652,335
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.541%, 4/15/40			425	453,474
Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44			1,725	1,867,818

2011 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37	U.S.$		1,220	$1,273,767
Series 2005-C1, Class A 4 5.014%, 2/15/38			4,520	4,831,948
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.011%, 6/15/38			5,505	5,878,531
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38			110	116,919
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44			1,530	1,651,000
Series 2006-CB16, Class A4 5.552%, 5/12/45			4,090	4,388,157
Series 2007-LDPX, Class A3 5.42%, 1/15/49			5,500	5,702,559
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32			190	196,349
Series 2004-C4, Class A4 5.497%, 6/15/29			80	85,917
Series 2006-C1, Class A4 5.156%, 2/15/31			220	237,848
Series 2006-C3, Class A4 5.661%, 3/15/39			940	1,027,142
Series 2006-C4, Class A4 6.067%, 6/15/38			315	345,641
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.097%, 6/12/46			2,295	2,539,704
Series 2006-3, Class A4 5.414%, 7/12/46			25	26,830
Series 2007-9, Class A4 5.70%, 9/12/49			270	278,489

				32,554,428

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(c)			1,180	1,142,052

Total Commercial Mortgage-Backed Securities (cost $30,571,177)				33,696,480

ASSET-BACKED SECURITIES–1.9%
Home Equity Loans—Floating Rate–0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.505%, 5/25/37(a)(d)			65	2,525
	Principal Amount (000)			U.S. $ Value

Countrywide Asset-Backed Certificates Series 2002-4, Class A1 0.975%, 2/25/33(a)(d)		U.S.$	2	$1,250
Home Equity Asset Trust Series 2007-3, Class M1 0.585%, 8/25/37(a)(d)			492	492
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.491%, 1/20/35(a)			564	496,462
Series 2006-1, Class M1 0.511%, 1/20/36(a)			67	58,812
Series 2007-1, Class M1 0.611%, 3/20/36(a)			135	96,145
Series 2007-2, Class M1 0.541%, 7/20/36(a)			40	27,010
Series 2007-2, Class M2 0.601%, 7/20/36(a)			225	132,197
HSI Asset Securitization Corp. Trust Series 2007-WF1, Class 2A2 0.365%, 5/25/37(a)			7,980	7,058,517
Novastar Home Equity Loan Series 2007-2, Class M1 0.535%, 9/25/37(a)(d)			25	1,077
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.465%, 2/25/37(a)(d)			1,200	9,215
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.365%, 7/25/37(a)			110	57,325
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.535%, 4/25/34(a)			77	64,453

				8,005,480

Autos—Fixed Rate–0.6%
AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15			1,950	1,948,879
CarMax Auto Owner Trust Series 2009-2, Class A4 2.82%, 12/15/14			1,280	1,323,281
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)		CAD	4,091	3,914,032

				7,186,192

Credit Cards—Floating Rate–0.3%
Discover Card Master Trust Series 2009-A1, Class A1 1.529%, 12/15/14(a)		U.S.$	1,310	1,321,002
Series 2009-A2, Class A 1.529%, 2/17/15(a)			1,165	1,174,146
Series 2010-A1, Class A1 0.879%, 9/15/15(a)			1,328	1,337,808

				3,832,956

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Other ABS—Fixed Rate–0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$		2,434	$2,443,439
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15			1,236	1,235,114

				3,678,553

Home Equity Loans—Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.343%, 12/25/32(e)			381	307,800
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33			391	329,034
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33			118	100,650

				737,484

Total Asset-Backed Securities (cost $26,534,020)				23,440,665

INFLATION-LINKED SECURITIES–1.4%
United States–1.4%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $17,224,141)			16,372	17,136,708

CORPORATES—NON-INVESTMENT GRADES–1.1%
Industrial–0.6%
Basic–0.3%
Lyondell Chemical Co. 8.00%, 11/01/17(c)			904	974,060
United States Steel Corp. 6.05%, 6/01/17			1,746	1,588,860
Westvaco Corp. 8.20%, 1/15/30			435	493,162
Weyerhaeuser Co. 7.375%, 3/15/32			115	114,692

				3,170,774

Capital Goods–0.2%
Griffon Corp. 7.125%, 4/01/18			967	853,378
Mohawk Industries, Inc. 6.875%, 1/15/16			1,359	1,403,167

				2,256,545

Communications—Media–0.0%
RR Donnelley & Sons Co. 4.95%, 4/01/14			579	547,155

	Principal Amount (000)			U.S. $ Value

Communications—Telecommunications–0.0%
eAccess Ltd. 8.25%, 4/01/18(c)		U.S.$	574	$528,080

Consumer Cyclical—Retailers–0.1%
JC Penney Co., Inc. 5.65%, 6/01/20			704	660,000

Consumer Non-Cyclical–0.0%
Tyson Foods, Inc. 8.25%, 10/01/11			75	75,000

				7,237,554

Financial Institutions–0.4%
Banking–0.1%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	625	486,078
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		U.S.$	1,300	858,000

				1,344,078

Brokerage–0.1%
Lehman Brothers Holdings, Inc.
6.20%, 9/26/14(f)			1,108	267,305
7.875%, 11/01/09(f)			2,323	548,809
Series G 4.80%, 3/13/14(f)			698	164,902

				981,016

Insurance–0.2%
ING Capital Funding Trust III Series 9 3.969%, 12/31/11(a)			1,570	1,174,199
XL Group PLC Series E 6.50%, 4/15/17			1,445	1,134,325

				2,308,524

				4,633,618

Utility–0.1%
Electric–0.1%
CMS Energy Corp. 8.75%, 6/15/19			955	1,113,094

Total Corporates—Non-Investment Grades (cost $15,282,885)				12,984,266

QUASI-SOVEREIGNS–0.8%
Quasi-Sovereign Bonds–0.8%
Kazakhstan–0.1%
KazMunayGas National Co. 7.00%, 5/05/20(c)			1,561	1,561,000

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(c)			2,935	3,205,425

2011 Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Russia–0.4%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(c)	U.S.$	4,579	$4,807,950

Total Quasi-Sovereigns (cost $9,056,328)			9,574,375

GOVERNMENTS—SOVEREIGN AGENCIES–0.7%
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		5	5,901

United Kingdom–0.7%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(c)		8,302	8,305,379

Total Governments—Sovereign Agencies (cost $8,307,219)			8,311,280

COLLATERALIZED MORTGAGE OBLIGATIONS–0.5%
Non-Agency Fixed Rate–0.3%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.07%, 5/25/35(e)		1,520	1,332,966
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.254%, 6/25/46(e)		3,647	1,375,754
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.454%, 5/25/36(e)		1,229	547,420
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.68%, 7/25/36(e)		438	229,650
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		204	196,906
Series 2005-A9, Class 2A1A 2.762%, 12/25/35(e)			1 967
Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 5.259%, 8/25/35(e)		50	46,454

			3,730,117

Non-Agency Floating Rate–0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.242%, 12/25/35(a)		652	395,975
Series 2006-OA14, Class 3A1 1.092%, 11/25/46(a)		2,413	1,069,202
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.431%, 7/20/36(a)		36	26,345
WaMu Mortgage Pass Through Certificates Series 2005-AR13, Class B2 0.865%, 10/25/45(a)(d)		55	3,652
Principal Amount (000)			U.S. $ Value

Series 2007-OA1, Class A1A 0.942%, 2/25/47(a)	U.S.$	70	$38,819

			1,533,993

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.809%, 5/28/35(e)		323	228,603

Non-Agency ARMs–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(a)		116	73,034

Total Collateralized Mortgage Obligations (cost $10,508,829)			5,565,747

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.3%
United States–0.3%
California GO 7.625%, 3/01/40 (cost $2,695,450)		2,640	3,254,381

BANK LOANS–0.2%
Industrial–0.1%
Communications—Media–0.0%
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(a)		408	388,656
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(a)		137	59,841

			448,497

Consumer Cyclical—Other–0.0%
VML US Finance LLC (aka Venetian Macau) 4.74%, 5/27/13(a)		202	200,081

Technology–0.1%
First Data Corporation 2.98%, 9/24/14(a)		217	188,106
IPC Systems, Inc. 5.62%, 6/01/15(a)		750	619,687
SunGard Data Systems Inc. (Solar Capital Corp.) 1.98%, 2/28/14(a)		16	15,639

			823,432

			1,472,010

Utility–0.1%
Electric–0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 4.75%, 5/01/14(a)		800	725,600
GBGH, LLC (US Energy)
6.00%, 6/09/13(a)(d)(f)(g)		278	20,815
14.00%, 6/09/14(a)(d)(f)(g)		118	0

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Texas Competitive Electric Holdings Company, LLC (TXU) 3.773%, 10/10/14	U.S.$	706	$496,210

			1,242,625

Total Bank Loans (cost $3,326,989)			2,714,635

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Russia–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(c) (cost $1,674,005)		1,572	1,767,271

	Shares
PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50% (cost $1,050,000)		42,000	1,046,065

	Principal Amount (000)		U.S. $ Value

SUPRANATIONALS–0.0%
European Investment Bank 5.125%, 5/30/17 (cost $16,047)	U.S.$	15	$17,848

	Shares
WARRANTS–0.0%
GBGH, LLC, expiring 6/09/19(d)(g)(h) (cost $0)		556	0

SHORT-TERM INVESTMENTS–11.1%
Investment Companies–11.1%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(i) (cost $134,579,499)		134,579,499	134,579,499

Total Investments—101.9% (cost $1,184,735,539)			1,230,124,700

Other assets less liabilities—(1.9)%			(22,532,108)

Net Assets—100.0%			$1,207,592,592

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Sold Contracts
U.S. T-Note 2 Yr Futures	372	December 2011	$82,031,079	$81,915,563	$115,516

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Barclays Bank PLC:
Mexican Nuevo Peso settling 10/19/11	147,740	$11,372,057	$10,637,189	$(734,868)
Royal Bank of Scotland PLC:
Mexican Nuevo Peso settling 10/19/11	2,283	169,103	164,356	(4,747)

Sale Contracts
Barclays Bank PLC:
Canadian Dollar settling 10/21/11	4,091	4,097,802	3,902,269	195,533
Goldman Sachs International:
Mexican Nuevo Peso settling 10/19/11	139,100	11,262,714	10,015,120	1,247,594
HSBC BankUSA:
Mexican Nuevo Peso settling 10/19/11	10,923	873,568	786,424	87,144
Morgan Stanley and Co. LLC:
Euro settling 10/17/11	1,042	1,417,945	1,395,221	22,724
Royal Bank of Canada:
Euro settling 10/17/11	456	623,119	610,348	12,771

				$826,151

2011 Annual Report	15

Schedule of Investments (continued)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at September 30, 2011	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America
CDX-NAHYS16V1-5Y	(5.00)%	7.72%		$5,810	$546,677	$400,514	$146,163
Barclays Bank
ITRAXX-FINSENS15V1-5Y	(1.00)	2.75	EUR	11,250	1,087,985	996,321	91,664
Morgan Stanley
CDX-NAHYS16V1-5Y	(5.00)	2.75		$17,500	1,646,613	1,246,246	400,367
CDX-NAIGS17V1-5Y	(1.00)	1.45		17,660	376,395	343,741	32,654
ITRAXX-FINSENS15V1-5Y	(1.00)	2.75	EUR	5,520	533,830	487,372	46,458

							$717,306

*	Termination date
(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.
(b)	Variable rate coupon, rate shown as of September 30, 2011.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $75,026,690 or 6.2% of net assets.
(d)	Illiquid security.
(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.
(f)	Security is in default and is non-income producing.
(g)	Fair valued.
(h)	Non-income producing security.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

16	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2011

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $1,050,156,040)	$1,095,545,201
Affiliated issuers (cost $134,579,499) (a)	134,579,499
Cash in bank (b)	427,413
Receivables:
Interest & dividends	8,076,864
Investment securities sold	6,739,814
Capital shares sold	29,060,325
Premium paid on credit default swap agreements	3,474,193
Unrealized appreciation of credit default swap agreements	717,306
Unrealized appreciation of forward currency exchange contracts	1,565,766
Receivable for terminated credit default swap agreements	246,947
Other assets	747,440	(c)

Total assets	1,281,180,768

LIABILITIES
Payables:
Dividends to shareholders	1,065,966
Investment securities purchased	66,758,258
Advisory fee	369,010
Capital shares redeemed	2,064,573
Accrued expenses	171,067
Unrealized depreciation of forward currency exchange contracts	739,615
Collateral received from broker	2,080,000
Payable for a premium on swaps	339,687

Total liabilities	73,588,176

NET ASSETS	$1,207,592,592

SHARES OF CAPITAL STOCK OUTSTANDING	74,681,850

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.17

NET ASSETS CONSIST OF:
Capital stock, at par*	$74,682
Additional paid-in capital	1,144,735,114
Undistributed net investment income	349,634
Accumulated net realized gain on investment and foreign currency transactions	14,955,458
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	46,221,983
Foreign currency denominated assets and liabilities and other assets	1,255,721

	$1,207,592,592

(a) Includes investment of cash collateral of $2,080,000 received from broker for credit default swap agreements for the Portfolio.

(b) An amount of $186,000 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2011.

(c) See Note 5.

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2011 Annual Report	17

Statement of Operations—for the year ended September 30, 2011

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$46,245,037
Dividends
Unaffiliated issuers	89,250
Affiliated issuers	81,045

Total income	46,415,332

Expenses:
Advisory fee (see Note 2A)	5,646,830
Custodian fee	228,015
Transfer Agent fee	21,645
Printing fees	42,021
Legal fees	53,256
Registration fees	42,850
Auditing and tax fees	68,002
Directors’ fees and expenses	50,563
Miscellaneous	53,371

Total expenses	6,206,553
Less: expenses waived and reimbursed by the Adviser	(1,059,723)

Net expenses	5,146,830

Net investment income	41,268,502

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	21,380,453
Futures transactions	(338,882)
Swap transactions	(450,672)
Foreign currency transactions	(930,588)

Net realized gain on investment and foreign currency transactions	19,660,311

Net change in unrealized appreciation/depreciation of:
Investments	(3,842,389)
Futures transactions	115,516
Swap transactions	717,306
Foreign currency denominated assets and liabilities and other assets	909,225

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,100,342)

Net realized and unrealized gain on investment and foreign currency transactions	17,559,969

Net increase in net assets resulting from operations	$58,828,471

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$41,268,502	$46,339,222
Net realized gain on investment and foreign currency transactions	19,660,311	18,039,712
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(2,100,342)	59,752,619

Net increase in net assets resulting from operations	58,828,471	124,131,553

Dividends and distributions to shareholders:
Dividends from net investment income	(42,161,219)	(47,064,232)
Distributions from net realized gain on investment transactions	(10,159,625)	(6,325,284)

Total dividends and distributions to shareholders	(52,320,844)	(53,389,516)

Capital-share transactions:
Net proceeds from sales of shares	376,109,134	369,614,796
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	27,537,514	26,671,478

Total proceeds from shares sold	403,646,648	396,286,274
Cost of shares redeemed	(326,466,782)	(369,961,121)

Net increase in net assets from capital-share transactions	77,179,866	26,325,153

Net increase in net assets	83,687,493	97,067,190

NET ASSETS:
Beginning of period	1,123,905,099	1,026,837,909

End of period (a)	$1,207,592,592	$1,123,905,099

(a) Includes undistributed net investment income (distributions in excess of net investment income) of:	$349,634	$(124,505)

See Notes to Financial Statements.

2011 Annual Report	19

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$16.08	$15.10		$13.93	$14.98	$15.06

Income from investment operations:
Investment income, net†	0.57	0.65		0.70	0.73	0.73
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.25	1.08		1.26	(1.00)	(0.04)
Contributions from Adviser	0	0		0	0 (a)	0

Total from investment operations	0.82	1.73		1.96	(0.27)	0.69

Less dividends and distributions:
Dividends from taxable net investment income	(0.58)	(0.66)		(0.71)	(0.78)	(0.77)
Dividends from net realized gain on investment transactions	(0.15)	(0.09)		(0.08)	0	0

Total dividends and distributions	(0.73)	(0.75)		(0.79)	(0.78)	(0.77)

Net asset value, end of period	$16.17	$16.08		$15.10	$13.93	$14.98

Total return (b)	5.30%	11.76%		14.80%	(1.96)% *^	4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,207,593	$1,123,905		$1,026,838	$1,027,646	$1,068,490
Average net assets (000 omitted)	$1,143,740	$1,105,250		$967,750	$1,085,900	$904,442
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	0.45%	(c)	0.45%	0.45%	0.45%
Expenses, before waivers/reimbursements	0.54%	0.54%	(c)	0.54%	0.54%	0.56%
Net investment income	3.61%	4.19%	(c)	5.05%	4.93%	4.86%
Portfolio turnover rate	121%	105%		75%	99%	219%

†	Based on average shares outstanding.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in short term money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

2011 Annual Report	21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2011:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$320,824,110	$—	$320,824,110
Mortgage Pass-Through’s	—	288,897,079	—	288,897,079
Corporates—Investment Grades	—	256,858,590	—	256,858,590
Agencies	—	109,455,701	—	109,455,701
Commercial Mortgage-Backed Securities	—	32,275,939	1,420,541	33,696,480
Asset-Backed Securities	—	11,019,148	12,421,517	23,440,665
Inflation-Linked Securities	—	17,136,708	—	17,136,708
Corporates—Non-Investment Grades	—	12,984,266	—	12,984,266
Quasi-Sovereigns	—	9,574,375	—	9,574,375
Governments—Sovereign Agencies	—	8,311,280	—	8,311,280
Collateralized Mortgage Obligations	—	228,603	5,337,144	5,565,747
Local Governments—Municipal Bonds	—	3,254,381	—	3,254,381
Bank Loans	—	—	2,714,635	2,714,635
Governments—Sovereign Bonds	—	1,767,271	—	1,767,271
Preferred Stocks	1,046,065	—	—	1,046,065
Supranationals	—	17,848	—	17,848
Warrants	—	—	0^	0
Short-Term Investments	134,579,499	—	—	134,579,499
Total Investments in Securities	135,625,564	1,072,605,299	21,893,837	1,230,124,700
Other Financial Instruments*:
Assets:
Futures Contracts	115,516	—	—	115,516	#
Forward Currency Exchange Contracts	—	1,565,766	—	1,565,766
Credit Default Swap Contracts	—	717,306	—	717,306
Liabilities:
Forward Currency Exchange Contracts	—	(739,615)	—	(739,615)
Total	$135,741,080	$1,074,148,756	$21,893,837	$1,231,783,673

^	The Portfolio held a security with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

22	Sanford C. Bernstein Fund II, Inc.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES
Balance as of 9/30/10	$2,788,352	$23,457,833	$11,784,110
Accrued discounts/(premiums)	—	40,607	14,231
Realized gain (loss)	—	1,326,871	(1,952,663)
Change in unrealized appreciation/depreciation	—	(842,069)	6,317,583
Purchases	—	3,721,330	3,701,894
Sales	—	(26,284,031)	(7,443,638)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	(2,788,352)	—	—

Balance as of 9/30/11	$—	$1,420,541	$12,421,517

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11*	$—	$87,218	$4,270,838

	CORPORATES - NON-INVESTMENT GRADES	COLLATERALIZED MORTGAGE OBLIGATIONS	BANK LOANS
Balance as of 9/30/10	$1,103,229	$7,611,139	$15,779,782
Accrued discounts/(premiums)	1,460	13,271	206,223
Realized gain (loss)	18,249	(172,756)	(506,196)
Change in unrealized appreciation/depreciation	(39,700)	404,796	413,652
Purchases	—	352	2,226,593
Sales	(1,083,238)	(2,519,658)	(15,405,419)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 9/30/11	$—	$5,337,144	$2,714,635

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11*	$—	$127,103	$(329,296)

	WARRANTS**	TOTAL
Balance as of 9/30/10	$0	$62,524,445
Accrued discounts/(premiums)	—	275,792
Realized gain (loss)	—	(1,286,495)
Change in unrealized appreciation/depreciation	—	6,254,262
Purchases	—	9,650,169
Sales	—	(52,735,984)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	(2,788,352)

Balance as of 9/30/11	$0	$21,893,837

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11*	$—	$4,155,863

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Portfolio held a security with zero market value at period end.

2011 Annual Report	23

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00, Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

24	Sanford C. Bernstein Fund II, Inc.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, which includes reclassifications of foreign currency gain (loss), paydown gain (loss), swap income (loss), consent fees, and sale of defaulted securities, is reflected as an adjustment to the components of capital as of September 30, 2011, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) IN DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$0	$1,366,856	$(1,366,856)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. Pursuant to an Expense Limitation Agreement dated March 31, 2005, during the reporting period, the manager waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Manager for additional one-year terms. For the year ended September 30, 2011, the aggregate amount of such fee waiver was $1,059,723.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The

2011 Annual Report	25

Notes to Financial Statements (continued)

Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2011 is as follows:

MARKET VALUE SEPTEMBER 30, 2010 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2011 (000)	DIVIDEND INCOME (000)
$51,304	$757,383	$674,108	$134,579	$81

Brokerage commissions paid on investment transactions for the year ended September 30, 2011 amounted to $2,407, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2011, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$160,947,035	$377,187,033
U.S. government securities	1,230,785,686	944,804,377

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$1,185,785,673

Gross unrealized appreciation	$61,534,188
Gross unrealized depreciation	(17,195,161)

Net unrealized appreciation	$44,339,027

B.	Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the

26	Sanford C. Bernstein Fund II, Inc.

clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2011, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended September 30, 2011, the Portfolio held foreign currency exchange contracts for hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this

2011 Annual Report	27

Notes to Financial Statements (continued)

risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2011, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2011, the Portfolio held credit default swaps for hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent

28	Sanford C. Bernstein Fund II, Inc.

features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At September 30, 2011, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,565,766		Unrealized depreciation of forward currency exchange contracts	$739,615
Credit contracts	Unrealized appreciation of credit default swap agreements	717,306
Interest rate contracts	Margin due from/owed to broker on futures contracts	115,516	*
Total		$2,398,588			$739,615

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$966,764	$890,220
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	197,556	717,306
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(648,228)	0
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(338,882)	115,516
Total		$177,210	$1,723,042

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $23,183,615. For four months of the year, the average monthly original value of futures contracts was $78,466,594. For seven months of the year, the average monthly notional amount of interest rate swaps was $64,060,000. For four months of the year, the average monthly notional amount of credit default swaps was $28,759,401.

2011 Annual Report	29

Notes to Financial Statements (continued)

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2011, the Portfolio earned drop income of $343,861 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2011, the average amount of reverse repurchase agreements outstanding was $251,793 and the daily weighted average annualized interest rate was (0.49)%. During the year, the Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$51,480,048	$53,389,516
Net long-term capital gains	840,796	0

Total distributions paid	$52,320,844	$53,389,516

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$4,936,571	$14,208,344	$(64,747)	$44,768,596	$63,848,764

(a)	For the year ended September 30, 2011, the Portfolio elected to defer $64,747 of straddle losses.

30	Sanford C. Bernstein Fund II, Inc.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, swap income (loss) accrual, the tax treatment of partnership investments, and mark to market on futures and forwards contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly know as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $1,918,971. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of September 30, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $747,439 (38.95% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

2011 Annual Report	31

Notes to Financial Statements (continued)

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2011 and September 30, 2010, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Shares sold	23,609,697	23,985,576
Shares issued to shareholders on reinvestment of dividends and distributions	1,740,896	1,733,745
Shares redeemed	(20,542,892)	(23,850,314)

Net increase in shares outstanding	4,807,701	1,869,007
Shares outstanding at beginning of period	69,874,149	68,005,142

Shares outstanding at end of period	74,681,850	69,874,149

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2011.

NOTE 8.	Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 9.	Subsequent Events

On November 17, 2011, the Board of Directors approved an in-kind redemption for approximately 6,572,000 shares of the Fund. This redemption is expected to take place on or about November, 28, 2011.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

32	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund II, Inc.

and Shareholders of Intermediate Duration Institutional Portfolio:

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the series constituting Sanford C. Bernstein Fund II, Inc.) (the “Fund”), including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended September 30, 2009 were audited by other auditors whose report dated November 25, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. at September 30, 2011, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 25, 2011

2011 Annual Report	33

2011 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2011.

For foreign shareholders, 74.72% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

34	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2011 Annual Report	35

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None
DISINTERESTED DIRECTORS**
William H. Foulk, Jr.,†++ 79 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin,† 69 (2002)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Adviser from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served	99	None

36	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years
	as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.

Michael J. Downey,† 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management. director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy,† 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin,† 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

2011 Annual Report	37

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years
Garry L. Moody,† 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	99	None

Marshall C. Turner, Jr.,† 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor) and solar cell substrates, since prior to 2006

Earl D. Weiner,† 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or	99	None

38	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address* and Age (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Complex Overseen By Director	Other Directorships Held by Director in the Past Five Years
trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

++ Member of the Fair Value Pricing Committee.

2011 Annual Report	39

Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith, 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 49	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2006.

Shawn E. Keegan, 40	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2006.

Alison M. Martier, 54	Vice President	Senior Vice President of the Adviser† with which she has been associated since prior to 2006.

Douglas J. Peebles, 46	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2006.

Greg J. Wilensky, 44	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2006.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI† with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)† with which he has been associated since prior to 2006.

Stephen M. Woetzel, 40	Controller	Vice President of ABIS† with which he has been associated since prior to 2006.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

40	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.          2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown below are the Fund’s net assets as of September 30, 2010.

CATEGORY	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	PORTFOLIO	09/30/10 NET ASSETS ($MM)
Low Risk Income	50 bp on 1st 1 billion 45 bp on the balance	Intermediate Duration Institutional Portfolio[5]	$1,124.1

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 11.

4 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 It should be noted that the Fund has an expense cap of 0.45% which effectively reduces the advisory fee.

2011 Annual Report	41

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO[6] (03/31/10)	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.54%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets.8

6 Annualized.

7 It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

42	Sanford C. Bernstein Fund II, Inc.

FUND	NET ASSETS 09/30/10 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,124.1	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.208%	0.494%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s effective advisory fees based on September 30, 2010 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.494%	0.494%[9]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth in the table below.10 Also shown are what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund and the Fund’s effective advisory fee based on September 30, 2010 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[9]

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the subject Fund.12

9 Note that the Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

10 Note that AVPS was also affected by the settlement between the Adviser and the NYAG.

11 In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

12 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

2011 Annual Report	43

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.13 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[14]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.493	0.478	10/15

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

FUND	EXPENSE RATIO (%)[17]	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio[18]	0.450	0.495	5/15	0.552	24/106

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.19

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the effective management fee.

15 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16 To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

17 Most recently completed fiscal year total expense ratio.

18 The Fund’s total expense ratio is capped at 0.45%.

19 Note that the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

44	Sanford C. Bernstein Fund II, Inc.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended July 31, 2010.26

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
1 year	13.58	12.83	11.67	7/15	31/105
3 year	7.84	7.84	7.46	7/13	38/88
5 year	6.01	6.01	5.86	7/13	28/72

20 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21 The Deli study was originally published in 2002 based on 1997 data.

22 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

23 The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24 It should be noted that the performance returns of the Fund that are shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

25 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

26 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

2011 Annual Report	45

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark for the period ending July 31, 2010. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	PERIODS ENDING JULY 31, 2010 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	13.59	7.85	6.01	N/A	4.92	0.64	5
Barclays Capital U.S Aggregate Bond Index	8.91	7.63	5.96	N/A	3.63	0.85	5
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

27 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

46	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0911

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms KPMG LLP in 2010 and Ernst & Young LLP in 2011, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit- Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2010	$57,500	$—	$14,935	*
	2011	$57,500	$253	$12,844
*	Taxes paid to KPMG

(d)    Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f)    Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No.70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2010	$598,617	$14,935
			$—
			$(14,935)
	2011	$801,845	$13,097
			$(253)
			$(12,844)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 21, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 21, 2011